EXECUTION VERSION

JULY 2015 U.S. REAFFIRMATION AGREEMENT dated as of July 28, 2015 (this “Reaffirmation”), among GRAFTECH INTERNATIONAL LTD. (“GrafTech”), GRAFTECH FINANCE INC. (“Finance”), GRAFTECH LUXEMBOURG I S.À.R.L. (“Luxembourg Parent”), GRAFTECH LUXEMBOURG II S.À.R.L. (“Luxembourg Holdco”), GRAFTECH SWITZERLAND S.A. (“Swissco”), the SUBSIDIARIES of GrafTech identified on the signature pages hereto (collectively, the “Reaffirming Subsidiaries” and, together with GrafTech, Luxembourg Parent, Finance, Luxembourg Holdco and Swissco, the “Reaffirming Parties”) and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as the Administrative Agent and Collateral Agent.
Capitalized terms used but not defined herein shall have the meanings given to them in the Second Amended and Restated Credit Agreement dated as of February 27, 2015, as amended by the First Amendment thereto dated as of June 26, 2015, among GrafTech, Finance, Luxembourg Parent, Luxembourg Holdco, Swissco, the LC Subsidiaries party thereto, the lenders party thereto and JPMCB, as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender (as so amended, the “Second Restated Credit Agreement”).
WHEREAS, GrafTech, Luxembourg Parent, Finance, Luxembourg Holdco, Swissco, the Reaffirming Subsidiaries and the Collateral Agent previously entered into the Security Documents and certain other Loan Documents, which include, (a) the Second Amended and Restated Guarantee Agreement dated as of April 20, 2012, by GrafTech, Finance and the subsidiaries of GrafTech party thereto (the “Restated Guarantee Agreement”), (b) the Amended and Restated Intellectual Property Security Agreement dated as of April 28, 2010, among GrafTech, GrafTech Global Enterprises Inc., Finance, the other Subsidiaries of GrafTech from time to time party thereto and the Collateral Agent (as amended, supplemented or otherwise modified from time to time, the “Restated IP Agreement”), (c) the Pledge Agreement dated as of March 26, 2012, between Luxembourg Parent and the Collateral Agent and governed by New York law (the “Luxembourg Parent Pledge Agreement”), (d) the Pledge Agreement dated as of March 30, 2012, between Luxembourg Holdco and the Collateral Agent and governed by New York law (the “Luxembourg Holdco Pledge Agreement”), (e) the European Guarantee and Luxembourg Security Agreement dated as of April 20, 2012, among Luxembourg Parent, Luxembourg Holdco, Swissco and the Collateral Agent (the “European Guarantee and Luxembourg Security Agreement”), (f) the Mortgages described on Schedule II attached hereto (collectively, the “Mortgages”), (g) the Second Amended and Restated Indemnity, Subrogation and Contribution Agreement dated as of April 20, 2012 among GrafTech, Finance, the other Domestic Subsidiaries from time to time party thereto and the Collateral Agent (the “Restated Indemnity Agreement”) (h) the Third Amended and Restated Security Agreement dated as of April 23, 2014 among GrafTech, Finance, the subsidiary grantors

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from time to time party thereto and the Collateral Agent (the “Restated Security Agreement”), (i) the Third Amended and Restated Pledge Agreement dated as of April 23, 2014 among GrafTech, Finance, the subsidiary pledgors from time to time party thereto and the Collateral Agent (the “Restated Pledge Agreement”), (j) the Second Amended and Restated Pledge Agreement dated as of April 23, 2014 among Swissco and the Collateral Agent (the “Restated Swissco Pledge Agreement”) and (k) each other Guarantee or Security Document to which any of the Reaffirming Subsidiaries is party entered into pursuant to the Second Restated Credit Agreement (such Guarantees and Security Documents, together with the Restated Guarantee Agreement, the Restated IP Agreement, the Luxembourg Parent Pledge Agreement, the Luxembourg Holdco Pledge Agreement, the European Guarantee and Luxembourg Security Agreement, the Restated Indemnity Agreement, the Restated Security Agreement, the Restated Pledge Agreement, the Mortgages and the Restated Swissco Pledge Agreement being collectively referred to as the “Reaffirmed Documents”), pursuant to which the applicable Reaffirming Parties agreed to guarantee and secure, subject to the terms and conditions set forth therein, all of the Obligations (or, in the case of the Luxembourg Parent Pledge Agreement and the Luxembourg Holdco Pledge Agreement, all of the Foreign Obligations (as defined therein));
WHEREAS, GrafTech has advised the Lenders that (a) Brookfield Capital Partners Ltd. or an affiliate thereof proposes to acquire voting stock in GrafTech in such an amount as shall result in a Change in Control under the Credit Agreement and as may result in a Change of Control Repurchase Event under and as defined in the 2012 Senior Notes Indenture and (b) if such a Change of Control Repurchase Event shall occur, GrafTech intends to refinance the Senior Notes tendered pursuant to any offer to repurchase Senior Notes made in connection with such Change of Control Repurchase Event with Permitted Senior Notes Refinancing Indebtedness (as defined in the Second Amendment, defined below);
WHEREAS, GrafTech, certain other Loan Parties, the Administrative Agent and the Required Lenders are entering into the Second Amendment, dated as of the date hereof (the "Second Amendment"), to the Second Restated Credit Agreement to permit the proposed transactions described above;
WHEREAS, the parties hereto intend that (a) the Obligations shall be in all respects continuing under the Second Restated Credit Agreement, as amended by the Second Amendment, and (b) the Reaffirmed Documents and the Collateral, or words of similar import (as defined in any applicable Security Document), and all other assets of the Reaffirming Parties subject to the Liens of the Reaffirmed Documents, shall continue to secure, support and otherwise benefit the Obligations (or, (x) in the case of the Luxembourg Parent Pledge Agreement and the Luxembourg Holdco Pledge Agreement, the Foreign Obligations (as defined therein) and (y) in the case of the Restated Swissco Pledge Agreement, the Swissco Obligations) in respect of the Second Restated Credit Agreement; and

WHEREAS, each Reaffirming Party expects to realize substantial direct and indirect benefits as a result of the Second Amendment becoming effective;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
Reaffirmation
SECTION 1.01.    Reaffirming Subsidiaries. Each Reaffirming Subsidiary hereby acknowledges its receipt of a copy of the Second Amendment and its review of the terms and conditions thereof and consents to the terms and conditions of the Second Amendment and the transactions contemplated thereby.
SECTION 1.02.    Reaffirming Parties. Each Reaffirming Party hereby (a) affirms and confirms its guarantees, pledges, grants and other commitments under the Reaffirmed Documents to which it is a party, as applicable, (b) affirms and confirms its obligations to indemnify and other commitments and obligations under the Reaffirmed Documents to which it is a party, as applicable, and (c) agrees that, notwithstanding the effectiveness of the Second Amendment, (i) the Reaffirmed Documents to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other commitments thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties.
ARTICLE II

Representations and Warranties
Each Reaffirming Party hereby represents and warrants to each Secured Party as follows, which representations and warranties shall survive execution and delivery of this Reaffirmation:
SECTION 2.01.     Organization. Each Reaffirming Party is duly organized, validly existing and (to the extent the concept is applicable in such jurisdiction) in good standing under the laws of the jurisdiction of its organization, has all power and authority and all material Governmental Approvals required for the ownership and operation of its properties and the conduct of its business as now conducted and as proposed to be conducted and (except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect) is qualified to do business (and is in good standing) in every jurisdiction where such qualification is required.
SECTION 2.02.     Authorization; Enforceability. This Reaffirmation (a) is within such Reaffirming Party’s corporate or other organizational powers and has been duly authorized by all necessary corporate or other organizational and, if required, stockholder or other equityholder action of each Reaffirming Party, (b) has been duly executed and delivered by each Reaffirming Party and (c) constitutes a legal, valid and binding obligation of each Reaffirming Party, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 2.03.     Loan Document Representations and Warranties. The representations and warranties of each Reaffirming Party set forth in the Second Restated Credit Agreement and the other Loan Documents (as supplemented by the information disclosed in the Perfection Certificate) are true and correct on and as of the date hereof (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the date hereof, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be so true and correct on and as of such prior date.
ARTICLE III

Miscellaneous
SECTION 3.01.    Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Second Restated Credit Agreement. All communications and notices hereunder to any Reaffirming Subsidiary shall be given to it in care of GrafTech as provided in Section 9.01 of the Second Restated Credit Agreement.
SECTION 3.02.     Loan Document. This Reaffirmation is a Loan Document executed pursuant to the Second Restated Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.
SECTION 3.03.    Successors and Assigns. The provisions of this Reaffirmation shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 3.04.    Counterparts. This Reaffirmation may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Reaffirmation by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Reaffirmation.
SECTION 3.05.    No Novation. This Reaffirmation shall not extinguish the Obligations for the payment of money outstanding under the Second Restated Credit Agreement or any other Loan Document or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations (or, in the case of the Luxembourg Parent Pledge Agreement and the Luxembourg Holdco Pledge Agreement, all Foreign Obligations). Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Second Restated Credit Agreement or any other Loan Document or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by the Second Amendment or any other instrument executed concurrently herewith. Nothing expressed or implied in this Reaffirmation shall be construed as a release or other discharge of GrafTech, Luxembourg Parent or any Borrower under the Second Restated Credit Agreement or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder.
SECTION 3.06.    Governing Law. This Reaffirmation shall be governed by, and construed in accordance with, the law of the State of New York.
SECTION 3.07.     Headings. Section headings used herein are for convenience of reference only, are not part of this Reaffirmation and are not to affect the construction of, or be taken into consideration in interpreting, this Reaffirmation.

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IN WITNESS WHEREOF, each Reaffirming Party and the Collateral Agent, for the benefit of the Secured Parties, have caused this Reaffirmation to be duly executed by their respective authorized officers as of the day and year first above written.

GRAFTECH INTERNATIONAL LTD.,
by
/s/ Quinn J. Coburn
Name: Quinn J. Coburn
Title: VP Finance, Treasurer and Interim CFO

GRAFTECH FINANCE INC.,
By
/s/ Quinn J. Coburn
Name: Quinn J. Coburn
Title: Vice President & Treasurer

GRAFTECH SWITZERLAND S.A.,
By
/s/ Jean-Yves Karleskind
Name: Jean-Yves Karleskind
Title: Chairman

GRAFTECH LUXEMBOURG I S.À.R.L.,
By
/s/ Joel Lee Hawthorne
Name: Joel Lee Hawthorne
Title: General Manager

[SIGNATURE PAGE TO JULY 2015 U.S. REAFFIRMATION AGREEMENT]

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GRAFTECH LUXEMBOURG II S.À.R.L.,
By
/s/ Quinn J. Coburn
Name: Quinn J. Coburn
Title: General Manager

EACH OF THE REAFFIRMING SUBSIDIARIES LISTED ON SCHEDULE I HERETO,
By
/s/ Quinn J. Coburn
Name: Quinn J. Coburn
Title: Attorney-in-Fact

[SIGNATURE PAGE TO JULY 2015 U.S. REAFFIRMATION AGREEMENT]

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JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT,
by
/s/ Peter Predun
Name: Peter Predun
Title: Executive Director

SCHEDULE I TO
REAFFIRMATION AGREEMENT

REAFFIRMING SUBSIDIARIES

1.	GrafTech Holdings Inc.

2.	GrafTech USA LLC

3.	Seadrift Coke L.P.

4.	Fiber Materials Inc.

5.	GrafTech Global Enterprises Inc.

6.	GrafTech International Holdings Inc.

7.	GrafTech DE LLC

8.	GrafTech Seadrift Holding Corp.

9.	GrafTech International Trading Inc.

10.	GrafTech Technology LLC

11.	GrafTech NY Inc.

12.	Graphite Electrode Network LLC

13.	Intermat

SCHEDULE II TO
REAFFIRMATION AGREEMENT

REAFFIRMED MORTGAGES

1.
Amended and Restated Credit Line Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of April 28, 2010, as amended by the First Amendment dated as of November 10, 2011, as further amended by the Second Amendment dated as of May 29, 2014 and the Third Amendment dated as of May 6, 2015, by and between GrafTech International Holdings Inc. (“GIH”), as Grantor, and JPMorgan Chase Bank, N.A. (“JPMCB”), as Beneficiary, Collateral Agent (Harrison County, West Virginia);

2.
Amended and Restated Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of April 28, 2010, as amended by the First Amendment dated as of November 10, 2011, as further amended by the Second Amendment dated as of May 29, 2014 and the Third Amendment dated as of May 6, 2015, by and between GIH, as Mortgagor, and JPMCB, as Mortgagee, Collateral Agent (Cuyahoga County, Ohio);

3.
Amended and Restated Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of April 28, 2010, as amended by the First Amendment dated as of November 10, 2011, as further amended by the Second Amendment dated as of May 29, 2014 and the Third Amendment dated as of May 6, 2015, by and between GIH, as Grantor, and JPMCB, as Beneficiary, Collateral Agent (Lawrence County, Tennessee);

4.
Amended and Restated Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of April 28, 2010, as amended by the First Amendment dated as of November 10, 2011, as further amended by the Second Amendment dated as of May 29, 2014 and the Third Amendment dated as of May 6, 2015, by and between GIH, as Grantor, and JPMCB, as Beneficiary, Collateral Agent (Maury County, Tennessee);

5.
Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of April 28, 2011, as amended by the First Amendment dated as of November 10, 2011, as further amended by the Second Amendment dated as of May 29, 2014 and the Third Amendment dated as of May 6, 2015, by and between Seadrift Coke L.P., as Grantor, and JPMCB, as Beneficiary, Collateral Agent (Calhoun County, Texas);

SCHEDULE II TO
REAFFIRMATION AGREEMENT

6.
Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing effective as of April 28, 2011, as amended by the First Amendment effective as of November 10, 2011, as further amended by the Second Amendment effective as of May 29, 2014 and the Third Amendment dated as of May 6, 2015, by and between GIH, as Mortgagee, and JPMCB, as Mortgagee, Collateral Agent (Cameron County, Pennsylvania);

7.
Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing effective as of April 28, 2011, as amended by the First Amendment effective as of November 10, 2011 as further amended by the Second Amendment effective as of May 29, 2014 and the Third Amendment dated as of May 6, 2015, by and between GrafTech USA LLC, as Mortgagor, and JPMCB, as Mortgagee, Collateral Agent (Elk County, Pennsylvania);

8.
Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of February 9, 2012, as amended by the First Amendment dated as of May 29, 2014 and the Second Amendment dated as of May 6, 2015, by and between Fiber Materials Inc., as Mortgagor, to JPMCB, as Mortgagee, Collateral Agent (York County, Maine); and

9.
Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of November 21, 2012, as amended by the First Amendment dated as of May 29, 2014 and the Second Amendment dated as of May 6, 2015, by and between GIH, as Mortgagor, to JPMCB, as Mortgagee, Collateral Agent (Medina County, Ohio).

[SIGNATURE PAGE TO JULY 2015 U.S. REAFFIRMATION AGREEMENT]

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